UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On August 29, 2023, as directed and approved by the Audit Committee of the Board of Directors (the “Board”) of United-Guardian, Inc. (the “Company”), the Company formally dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm.

The audit reports of Baker Tilly on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through the date of Baker Tilly’s dismissal, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided a copy of this disclosure to Baker Tilly, and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Baker Tilly’s letter is attached as Exhibit 16.1 to this report.

New Independent Registered Public Accounting Firm

On August 29, 2023, as directed and approved by the Audit Committee of the Board, the Company formally retained Grassi Advisors and Accountants (“Grassi”) as the Company’s independent registered public accounting firm, effective immediately.

During the two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through the date of Grassi’s appointment, the Company has not consulted with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Baker Tilly, dated August 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By: /s/ Donna Vigilante
Name: Donna Vigilante
Title: President
Date: August 31, 2023